UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                January 30, 2004
                ------------------------------------------------
                Date of Report (Date of Earliest Event Reported)


                        Commission file number - 2-63322
                        --------------------------------

                      INTERNATIONAL SHIPHOLDING CORPORATION
                      -------------------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                                         36-2989662
-------------------------------          ---------------------------------------
(State or other jurisdiction of          (I.R.S. Employer Identification Number)
incorporation or organization)


650 Poydras Street               New Orleans, Louisiana                  70130
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      (Address of principal executive offices)                        (Zip Code)


                                 (504) 529-5461
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              (Registrant's telephone number, including area code)

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Item 7. Financial Statements and Exhibits

     (c)  Exhibit

          Regulation S-K
          Exhibit Number                 Document
          --------------                 ---------------------------------------
               99.1                      Press Release dated January 30, 2004

Item 12. Results of Operations and Financial Condition

     On January 30, 2004, International Shipholding Corporation issued a press release reporting its financial results for the fourth quarter and year ended December 31, 2003. A copy of the press release is furnished as Exhibit 99.1 and incorporated herein by reference.

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

SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                      INTERNATIONAL SHIPHOLDING CORPORATION

                              /s/ Gary L. Ferguson
                  ---------------------------------------------
                                Gary L. Ferguson
                   Vice President and Chief Financial Officer


Date    January 30, 2004
     ----------------------

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